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                                                                    Exhibit 10.5

                           INVESTORS RIGHTS AGREEMENT

      This INVESTORS RIGHTS AGREEMENT (this "Agreement") is dated as of March 28, 2000 by and between RTS Wireless, Inc. a Delaware corporation (the "Company"), (ii) the founders of the Company who are listed on Schedule A hereto (each, a "Founder" and collectively, the "Founders"), and (iii) America Online, Inc., a Delaware corporation (the "Investor"). The Founders and the Investor are collectively referred to herein as the "Stockholders" and individually as a "Stockholder". Certain terms used in this Agreement are defined in Exhibit A hereto.

                                 R E C I T A L S

      A. The Investor has made an investment in the Company by acquiring 5,000 shares (the "Preferred Shares") of the Company's Series A Preferred Stock, par value $.01 per share (the "Series A Preferred Stock").

      B. In connection with such purchase of the Preferred Shares, and to induce the Investor to consummate such purchase of the Preferred Shares, the Founders and the Company have agreed to enter into this Agreement and to grant to the Investor the rights set forth herein.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein, the Stockholders and the Company (collectively, the "Parties") agree as follows:

1. REGISTRATION RIGHTS

      1.1. Definitions. For purposes of this Statement:

            "Commencement Date" means the 180th day after the date on which the Company consummates its initial public offering of securities under the Securities Act.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

            "Holder" means (i) the Investor and (ii) any person or entity to whom the Investor sells, transfers or assigns any of its Registrable Securities, other than in a sale pursuant to Rule 144 under the Securities Act or a registration effected pursuant to this Agreement.

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            "Register," "registered," and "registration" refer to an
underwritten registration effected by preparing and filing with the Securities and Exchange Commission (the "Commission") a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement or document.

            "Registration Expenses" means all expenses in connection with the Company's performance of or compliance with its obligations under this Section 1, including, without limitation, all (i) registration, qualification and filing fees; (ii) fees, costs and expenses of compliance with securities or blue sky laws (including reasonable fees, expenses and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities under the laws of such jurisdictions as the managing underwriter or underwriters in a registration may designate, subject to the limitation as set forth in subsection (h) of Section 1.5 hereof); (iii) printing expenses; (iv) messenger, telephone and delivery expenses; (v) fees, expenses and disbursements of counsel for the Company and of all independent certified public accountants retained by the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance); (vi) Securities Act liability insurance if the Company so desires; (vii) fees, expenses and disbursements of any other individuals or entities retained by the Company in connection with the registration of the Registrable Securities; (viii) fees, costs and expenses incurred in connection with the listing of the Registrable Securities on each national securities exchange or automated quotation system on which the Company has made application for the listing of its Common Stock; and
(ix) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties and expenses of any annual audit). Registration Expenses shall not include selling commissions, discounts or other compensation paid to underwriters or other agents or brokers to effect the sale of Registrable Securities, or counsel fees and any other expenses incurred by Holders in connection with any registration that are not specified in the immediately preceding sentence.

            "Registrable Securities" means any shares of the Company's common stock, par value $.01 per share (the "Common Stock"), issued or issuable upon conversion of the Preferred Shares, but only to the extent such shares constitute "restricted securities" under Rule 144 under the Securities Act.

            "Requestor" means the Holder or Holders requesting the registration in question. Actions taken by the Requestor shall be taken by those Holders making such request who hold a majority of the Registrable Securities held by such Holders.

            "Securities Act" means the Securities Act of 1933, as amended, or any successor statute.

      1.2. Demand Registrations.

            (a) Request for Registration. If at any time after the Commencement Date one or more Holders of the Registrable Securities submits a written request (a


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"Demand Notice") to the Company that the Company register Registrable Securities under and in accordance with the Securities Act (a "Demand Registration"), then the Company shall:

                  (i) within five (5) days after receipt of such Demand Notice, give written notice of the proposed registration to all other Holders; and

                  (ii) as soon as practicable, use diligent efforts to effect such registration as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holders joining in such request as are specified in written requests received by the Company within twenty (20) days after the date the Company mails the written notice referred to in clause (i) above.

            Notwithstanding the foregoing, if the Company shall furnish to the Holders a certificate signed by the president of the Company stating that in the good faith judgment of the board of directors of the Company, it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed on or before the date of filing would be required in connection with any Demand Registration and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing or delay its effectiveness for a reasonable period not to exceed 60 days provided that such right shall not be exercised more than once with respect to a request for registration hereunder during any period of twelve consecutive months. The Company will pay all Registration Expenses in connection with such withdrawn request for registration.

            Notwithstanding the foregoing, the Company shall not be required to effect more than one (1) registration pursuant to this Section 1.

                  (b) Underwriting. In connection with any registration under this Section 1.2, if so requested by the Requestor, the Company shall use all commercially reasonable efforts to enter into an underwriting agreement with one or more underwriters having terms and conditions customary for such agreements. The lead underwriter or underwriters for such offering shall be selected by the Company and shall be reasonably acceptable to the Requestor, provided that the parties hereby agree in advance that Salomon Smith Barney is acceptable for this purpose.

      1.3. Company Registration.

            (a) Notice of Registration. If at any time or from time to time the Company shall determine to register any of its Capital Stock, whether or not for its own account, other than the Company's initial public offering and other than a registration relating to employee benefit plans or a registration effected on Form S-4, the Company shall:


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                  (i) provide to each Holder written notice thereof at least ten
(10) days prior to the filing of the registration statement by the Company in connection with such registration; and

                  (ii) include in such registration, and in any underwriting involved therein, all those Registrable Securities specified in a written request by each Holder received by the Company within five (5) days after the Company mails the written notice referred to above, subject to the provisions of
Section 1.3(b) below.

            (b) Underwriting. The right of any Holder to registration pursuant to this Section 1.3 shall be conditioned upon the participation by such Holder in the underwriting arrangements specified by the Company in connection with such registration and the inclusion of the Registrable Securities of such Holder in such underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company and take all other actions, and deliver such opinions and certifications, as may be reasonably requested by such managing underwriter. Notwithstanding any other provision of this Section 1.3, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in such registration. The Company shall so advise all Holders distributing Registrable Securities through such underwriting, and there shall be excluded from such registration and underwriting, to the extent necessary to satisfy such limitation, first shares held by any stockholder of the Company other than the Holders, second shares held by the Holders and, thereafter, to the extent necessary, shares which the Company wishes to register for its own account. As among the Holders as a group, the number of Registrable Securities that may be included in the registration and underwriting shall be allocated in proportion, as nearly as practicable, to the respective amounts of Registrable Securities required to be included (determined without regard to any requirement of a request to be included in such registration) in such registration held by all Holders at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder to the nearest 100 shares.

            (c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 1.3 prior to the effectiveness of such registration whether or not any Holder has elected to include Registrable Securities in such registration.

      1.4. Expense of Registration. All Registration Expenses incurred in connection with the registration and other obligations of the Company pursuant to Sections 1.2, 1.3 and 1.5 shall be borne by the Company.

      1.5. Registration Procedures. If and whenever the Company is required by the provisions of this Section 1 to effect the registration of Registrable Securities, the Company shall:


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            (a) promptly prepare and file with the Commission a registration statement with respect to such Registrable Securities on any form that may be utilized by the Company and that shall permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition thereof, and use its reasonable diligent efforts to cause such registration statement to become effective as promptly as practicable and remain effective thereafter as provided herein, provided that prior to filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of any registration statement, the Company will furnish to each of the Investors whose Registrable Securities are covered by such registration statement, their counsel and the underwriters copies of all such documents proposed to be filed sufficiently in advance of filing to provide them with a reasonable opportunity to review such documents and comment thereon;

            (b) prepare and file with the Commission such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and current and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement, including such amendments (including post-effective amendments) and supplements as may be necessary to reflect the intended method of disposition by the prospective seller or sellers of such Registrable Securities, provided that such registration statement need not be kept effective and current for longer than 120 days subsequent to the effective date of such registration statement;

            (c) provide customary indemnity and contribution arrangements to any qualified independent underwriter or qualified independent pricer as defined in Schedule E of the Bylaws of the National Association of Securities Dealers, Inc. (a "Qualified Independent Underwriter/Pricer"), if requested by such Qualified Independent Underwriter/Pricer, on such reasonable terms as such Qualified Independent Underwriter/Pricer customarily requires;

            (d) subject to receiving reasonable assurances of confidentiality, for a reasonable period after the filing of such registration statement, and throughout each period during which the Company is required to keep a registration effective, make available for inspection by the selling holders of Registrable Securities being offered, and any underwriters, and their respective counsel, such financial and other information and books and records of the Company, and cause the officers, directors, employees, counsel and independent certified public accountants of the Company to respond to such inquiries as shall be reasonably necessary, in the judgment of such counsel, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act;

            (e) promptly notify the selling holders of Registrable Securities and any underwriters and confirm such advice in writing, (i) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (ii) of any


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comments by the Commission, by the National Association of Securities Dealers
Inc. ("NASD"), and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by any such entity for amendments or supplements to such registration statement or prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation or threatening of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company cease to be true and correct in all material respects, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (vi) at any time when a prospectus is required to be delivered under the Securities Act, that such registration statement, prospectus, prospectus amendment or supplement or post-effective amendment, or any document incorporated by reference in any of the foregoing, contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

            (f) furnish to each selling holder of Registrable Securities being offered, and any underwriters, prospectuses or amendments or supplements thereto, in such quantities as they may reasonably request and as soon as practicable, that update previous prospectuses or amendments or supplements thereto;

            (g) permit selling holders of Registrable Securities to rely on any representations and warranties made to any underwriter of the Company or any opinion of counsel or "cold comfort" letter delivered to any such underwriter, and indemnify each such holder to the same extent that it indemnifies any such underwriter;

            (h) use reasonable diligent efforts to (i) register or qualify the Registrable Securities to be included in a registration statement hereunder under such other securities laws or blue sky laws of such jurisdictions within the United States of America as any selling holder of such Registrable Securities or any underwriter of the securities being sold shall reasonably request, (ii) keep such registrations or qualifications in effect for so long as the registration statement remains in effect and (iii) take any and all such actions as may be reasonably necessary or advisable to enable such holder or underwriter to consummate the disposition in such jurisdictions of such Registrable Securities owned by such holder; provided, however, that the Company shall not be required for any such purpose to (x) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 1.5(h), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

            (i) cause all such Registrable Securities to be listed or accepted for quotation on each securities exchange or automated quotation system on which the Company's Common Stock then trades; and

            (j) otherwise use reasonable diligent efforts to comply with all applicable provisions of the Securities Act, and rules and regulations of the Commission,


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and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of at least twelve months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

      1.6. Indemnification. In the event any of the Registrable Securities are included in a registration statement under this Section 1:

            (a) the Company will indemnify each Holder who participates in such registration, each of its officers and directors and partners and such Holder's separate legal counsel and independent accountants, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors and partners and such Holder's separate legal counsel and independent accountants and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specially for use therein.

            (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and its legal counsel and independent accountants, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, and will reimburse the


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Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein.

            (c) Each party entitled to indemnification under this Section 1.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought provided that failure to give such prompt notice shall not relieve the Indemnifying Party of its obligations hereunder unless it is materially prejudiced thereby, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). Such Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be paid by such Indemnified Party unless
(i) the Indemnifying Party has agreed to pay such fees and expenses or (ii) the Indemnifying Party shall have failed to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to such Indemnified Party in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to such Indemnified Party which are different from or additional to those available to the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing of an election to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party then shall have the right to employ separate counsel at its own expense and to participate in the defense thereof, and shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be designated in writing by a majority of the Indemnified Parties who are eligible to select such counsel). No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party may consent to entry of any judgment or enter into any settlement without the prior written consent of the Indemnifying Party.


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            (d) If the indemnification provided for in this Section 1.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying the Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party with respect to such loss, liability, claim, damage or expenses in the proportion that is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      1.7. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock, the Company shall use reasonably diligent efforts to:

            (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, beginning ninety
(90) days after the Company registers a class of securities under Section 12 of the Exchange Act or completes a registered offering under the Securities Act; or

            (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements);

            (c) Furnish to any Holder promptly upon request a written statement as to its compliance with the reporting requirements of Rule 144 (at any time after ninety (90) days after the Company completes a registered offering under the Securities Act), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Holder may reasonably request for the purpose of availing itself of any rule or regulation of the Commission allowing a Holder to sell Registrable Securities without registration.

      1.8. Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after the earlier of (a) ten years following the Commencement Date and (b) the date all Registrable Securities held by such Holder may be sold in a single three-month period under Rule 144 under the Securities Act.

      1.9. Information To Be Provided by the Holders. Each Holder whose Registrable Securities are included in any registration pursuant to this Agreement shall


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furnish the Company such information regarding such Holder and the distribution proposed by such Holder as may be reasonably requested in writing by the Company and as shall be required in connection with such registration or the registration or qualification of such securities under any applicable state securities law.

      1.10. "Stand-Off" Agreement. Each Holder, if requested by the managing underwriter of the initial registered public offering of securities by the Company, shall agree not to sell or otherwise transfer or dispose of any Registrable Securities or other securities of the Company then held by such Holder for a specified period of time that is customary under the circumstances (not to exceed one hundred eighty (180) days) following the effective date of the registration statement for such offering, provided that
(a) no such agreement shall be required unless the officers, directors and other principal stockholders of the Company enter into, and not be released from, a similar agreement covering the same period of time and (b) such agreement shall contain terms customary for such agreements. The Company may impose stop transfer instructions to enforce any required agreement of the Holders under this Section 1.10.

2.    PURCHASE RIGHTS REGARDING FUTURE SALES OF CAPITAL SECURITIES BY THE
      COMPANY

      2.1 Participation Right. Subject to the terms and conditions specified in this Section 2.1, the Company hereby grants to the Investor a purchase right with respect to future sales by the Company of its Capital Securities (as hereinafter defined) occurring prior to a Qualified Initial Public Offering. The Investor shall be entitled to apportion the purchase right hereby granted it among itself and its affiliates in such proportions as it deems appropriate. Each time the Company proposes to offer any Capital Securities, the Company shall first make an offering of 50% of such Capital Securities to the Investor in accordance with the following provisions:

            (a) The Company shall give the Investor written notice (a "Company Sales Notice") stating (i) the Company's bona fide intention to offer such Capital Securities, (ii) the number of such Capital Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Capital Securities.

            (b) Within ten (10) Business Days after receipt of a Company Sales Notice, the Investor shall give the Company a written notice (an "Investor Purchase Notice") setting forth the number of such Capital Securities the Investor is willing to purchase. The Capital Securities purchased by the Investor under this subsection (b) shall be purchased at the price and on the terms specified in the Company Sales Notice at a closing to be held within forty
(40) Business Days after the delivery of the Company Sales Notice. Such date shall be specified by the Company in a written notice delivered to the Investor at least ten (10) Business Days prior thereto. The price and other terms upon which the Capital Securities shall be purchased shall include the purchase of any other debt or equity securities proposed to be sold by the Company in the same transaction. Without prejudice to the Investor's rights to purchase 50% of such Capital Securities pursuant to this provision, the Company may consummate the sale of the Capital Securities proposed to be sold to the third party on the terms set forth in the


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Company Sales Notice at any time after delievering the Company Sales Notice to the Investor.

            (c) If the Investor does not elect, in accordance with Section 2.1(b), to obtain all the Capital Securities that the Investor is entitled to obtain pursuant to this Section 2.1, the Company may, during the one hundred twenty (120) day period following the expiration of the period provided in
Section 2.1(b) hereof, offer the remaining unsubscribed portion of such Capital Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Company Sales Notice with respect thereto. If the Company does not enter into an agreement for the sale of such Capital Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Capital Securities shall not be offered unless first reoffered to the Investor in accordance herewith.

            (d) "Capital Securities" shall mean shares of, or any securities convertible into or exercisable or exchangeable for any shares of, any class of the capital stock of the Company other than (i) securities sold by the Company in its initial public offering; (ii) securities (or options therefor) issued to consultants, officers, directors and employees for the primary purpose of soliciting or retaining their employment or services in a transaction or pursuant to a plan approved by the Company's Board of Directors, (iii) securities issued or sold as part of the Company's initial public offering, whether or not such offering qualifies as a Qualified Initial Public Offering;
(iv) securities issued or sold as part of or after a Qualified Initial Public Offering, (v) securities issued pursuant to the conversion or exercise of outstanding convertible securities or warrants, options or other rights representing the right to acquire capital stock of the Company, or (vi) securities issued in connection with a bona fide business acquisition by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise.

      2.2 Maintenance Right.

            (a) Except for Excluded Issuances (as defined below), if after a Qualified Public Offering the Company proposes to sell or issue to any person or entity (the "Offeree") any Capital Securities (the "Offered Securities"), the Company shall also offer (a "Preemptive Offer") the Investor the right to purchase, at the same price and upon the other terms as the Offered Securities are proposed to be sold or issued to the Offeree, subject to the proviso at the end of this paragraph (a), either (at the Company's option): (x) up to such number of the Offered Securities as shall be equal to the total number of Offered Securities mulitplied by the Applicable Percentage (as defined below); or (y) up to such number of the same class of securities as the Offered Securities as would enable the Investor to maintain its Applicable Percentage. The Investor shall be entitled to apportion the purchase right hereby granted it among itself and its affiliates in such proportions as it deems appropriate. Without prejudice to the Investor's rights to purchase the Applicable Percentage of the Offered Securities pursuant to this provision, the Company may consummate the sale of the the Offered Securities proposed to be sold to the third party on the terms set forth in the Company Sales Notice at any time after delivering the Company Sales Notice to the Investor. "Excluded Issuances" shall mean (a) the issuance of shares of Common Stock upon the exercise of options to employees, officers, directors and consultants pursuant to any stock options or the grant of any stock options to employees, officers, directors and consultants of the Company pursuant to stock option plans approved by the board of directors of the Company; (b) the issuance of shares of Common Stock pursuant to other options, warrants and convertible securities outstanding on the date hereof; and
(c) the issuance of shares of Common Stock in connection with bona fide equipment lease financings, licensing agreements, research and development transactions, acquisitions of businesses or technology, or similar transactions.

            (b) As used herein, (i) the "Applicable Percentage" shall mean the percentage of the fully diluted outstanding shares of Common Stock (as defined below) deemed to be owned by the Investor immediately prior to the date on which the Offered Securities are proposed to be issued (the "Applicable Percentage"); and (ii) the "fully diluted outstanding shares of Common Stock" shall mean, at any time, the sum of the number of shares of Common Stock then outstanding and the number of shares of Common Stock issuable pursuant to any outstanding options, warrants or other securities but only to the extent such options, warrants or other securities are then, or will by their terms within 180 days become, exercisable, convertible or exchangeable for shares of Common Stock.

            (c) The Company shall give the Investor written notice of the Pre-emptive Offer (a "Company Pre-emptive Rights Notice") stating (i) its bona fide intention to offer such Capital Securities, (ii) the number of such Capital Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Capital Securities.

            (d) To exercise its right to purchase any Capital Securities in the Pre-emptive Offer, within ten (10) Business Days after receipt of a Company Pre-emptive Rights Notice, the Investor shall give the Company written notice (a "Pre-emptive Rights Exercise Notice") setting forth the number of such Capital Securities such Investor wishes to purchase. The Capital Securities purchased by the Investor under this subsection (b) shall be purchased at the price and on the terms specified in the Company Pre-emptive Rights Notice at a closing to be held within forty (40) Business Days after the delivery of the Pre-emptive Rights Exercise Notice. Such date shall be specified by the Company in a written notice given to each Investor participating in such sale at least ten (10) Business Days prior thereto. The price and other terms upon which the Capital Securities shall be purchased shall include the purchase of any other debt or equity securities proposed to be sold by the Company in the same transaction.

3. INFORMATION AND INSPECTION RIGHTS

      3.1 Information. The Company shall deliver to the Investor for so long as such Investor (together with any Persons whose securities are aggregated with those of such Investor pursuant to Section 9.9 hereof for purposes of the Agreement) holds shares of Series A Preferred Stock:

            (a) as soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Company, an income statement of the Company for such fiscal year, a cash flow statement of the Company for such fiscal year, and a balance sheet of the Company as of the end of such fiscal year, with each such financial statement to be in reasonable detail, prepared in accordance with GAAP, and audited and certified by a firm of independent public accountants of nationally recognized standing selected by the Company;

            (b) as soon as practicable, but in any event within sixty (60) days after the end of each of the first three quarters of each fiscal year of the Company, unaudited statements of income and cash flows of the Company for such fiscal quarter and an unaudited balance sheet of the Company as of the end of such fiscal quarter;

            (c) within thirty days of the end of each calendar month, unaudited statements of income and cash flows and balance sheet of the Company for and as of the end of such month, in reasonable detail;

            (d) as soon as practicable, but in any event at least thirty days prior to the end of each fiscal year, a budget and business plan of the Company for the next fiscal year, prepared on a monthly basis, including balance sheets and statements of cash flows for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company;

            (e) with respect to the financial statements called for in subsections (b) and (c) of this Section 3.1, an instrument executed by the Chief Financial Officer or President of the Company certifying that such financial statements were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation, cash flows and changes in shareholders' equity for the period specified, subject to year-end audit adjustments and the absence of footnotes that may be required by GAAP; and

            (f) such other information relating to the financial condition, business, prospects or corporate affairs of the Company as such Investor may from time to time reasonably request.

      3.2. Inspection. During any period in which the Investor is entitled to receive the materials specified in Section 3.1 hereof, the Company shall permit the Investor, at the Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times during business hours and upon reasonable notice as may be requested by the Investor.

4.    RIGHT OF FIRST REFUSAL AND RIGHT OF FIRST OFFER ON CHANGE IN CONTROL

      4.1. Right of First Refusal. The Investor is hereby granted the right of first refusal described in sections 4.1(a) through (c) below exercisable in connection with any proposed Corporate Transaction (as defined below) prior to the Company's initial public offering (regardless of whether such initial public offering constitutes a "Qualified Initial Public Offering"). As used herein, the term "Corporate Transaction" shall mean (a) any consolidation or merger of the Company with or into any other corporation or other entity, other than any merger or consolidation resulting in the holders of the capital stock of the Company immediately prior to such transaction entitled to vote for the election of directors holding two-thirds (2/3) or more of the capital stock of the surviving or resulting corporation or other entity entitled to vote for the election of directors, (b) any sale or other disposition by the Company of all or substantially all of its assets or capital stock or (c) any other transaction that results in any Person (including any affiliates thereof) other than the Investor or a current stockholder of the Company as of the date hereof becoming a holder of a majority of the capital stock of the Company entitled to vote for the election of directors.

            (a) Prior to the consummation of any Corporate Transaction with any person other than the Investor, the Company shall give written notice (the "Corporate Transaction Notice") of such transaction to the Investor. The Corporate Transaction Notice shall include the name of the proposed transferee, the proposed consideration per share, the terms of payment of such consideration and all other material terms of such Corporate Transaction and shall be accompanied by a copy of a letter of intent, if any, executed by the proposed party to such Corporate Transaction to consummate such transaction. The Corporate Transaction Notice shall constitute a binding offer by the Company to enter into the transaction described in the Corporate Transaction Notice with the Investor, subject to the negotiation of definitive documentation referred to below in this Section 4.1(a). If the Invesor wishes to accept the offer referred to in the Corporate Transaction Notice, it shall, not later than ten (10) business days after the giving of the Corporate Transaction Notice (the "Acceptance Period"), give written notice (an "Investor Acceptance Notice") to the Company stating that it has accepted the offer stated in the Corporate Transaction Notice.

            (b) If the Investor accepts the offer of the Company within the Acceptance Period, the Company and the Investor shall use diligent efforts to negotiate a binding definitive agreement for the Corporate Transaction, on the terms offered by the proposed transferee in the Corporate Transaction Notice (provided, however, that the Investor may make payment in cash in lieu of any non-monetary terms of the proposed transfer, including, without limitation, delivery of other securities in exchange for the property proposed to be sold), within thirty (30) days after the giving of the Investor Acceptance Notice; provided, however, that if the Company and the proposed transferee have reached a definitive agreement (the "Third Party Agreement") with respect to the

Corporate Transaction, then a definitive agreement in the same form and with substantially the same terms and conditions as the Third Party Agreement shall be used as the definitive agreement for the Corporate Transaction with the Investor.

            (c) If the offer stated in the Corporate Transaction Notice has not been accepted by the Investor within the Acceptance Period, or if the Company and the Investor are unable to negotiate a binding agreement for a Corporate Transaction within thirty (30) days after delivery of the Investor Acceptance Notice, then the Company shall be free to consummate a Corporate Transaction with another party at a price and on other terms not less favorable as to price, and not materially less favorable as to other terms, to the Company than the price and other terms described in the Corporate Transaction Notice; provided, however, that such transaction must be consummated within one hundred eighty
(180) days after expiration of the latest applicable period specified in Section 4.2(b) above. If such transaction is not consummated within such one hundred eighty (180) day period then the Company shall be required to comply with the terms of this Section 4.1 again, prior to consummating any Corporate Transaction.

      4.2 Right of First Offer. The Investor is hereby granted the right of first offer as described in Section 4.2(a) and (b) below exercisable in connection with any proposed Corporate Transaction.

            (a) If at any time the board of directors of the Company shall determine to seek to locate a third party with which to consummate any Corporate Transaction, then prior to initiating any negotiation with respect to any such Corporate Transaction, the Company shall give written notice (the "Negotiation Notice") of such determination to the Investor. If the Investor wishes to propose a Corporate Transaction with the Company, then the Investor shall, not later than ten (10) days after delivery of the Negotiation Notice (the "Decision Period"), give written notice thereof (the "Acceptance Notice") to the Company stating whether the Investor wishes to propose a Corporate Transaction. The Acceptance Notice shall include the proposed consideration per share, the terms of payment of such consideration and all other substantive economic terms of the proposed Corporate Transaction.

            (b) If the Company wishes to pursue the Corporate Transaction proposed by the Investor, it shall so notify the Investor, and the Company and the Investor shall then use diligent efforts to negotiate a Corporate Transaction as proposed by the Investor within thirty (30) days after such notice by the Company. If the Company does not wish to pursue the Corporate Transaction proposed by the Investor, it shall so notify the Investor.

            (c) If the Company and the Investor are unable to negotiate, utilizing diligent efforts, a binding agreement for a Corporate Transaction within the thirty (30) day period referred to in the first sentence of Section 4.2(b), or if the Company notifies the Investor (as contemplated in the second sentence of Section 4.2(b) that it does not with to pursue the Corporate Transaction proposed by the Investor, then the Company shall have the right to pursue any Corporate Transaction, subject to Section 4.1 (with respect to Corporate Transactions proposed to be pursued prior to the Company's initial public offering).

            (d) The provisions of this Section 4.2 shall not apply to any discussions or transaction commenced at the initiative of a third party.

5. CO-SALE RIGHTS

      5.1. Notice. In the event, at any time prior to a Qualified Initial Public Offering, a Founder (a "Selling Founder") desires to accept a bona fide offer from a financially capable acquiror for the sale, transfer or other disposition of any or all of the shares of capital stock of the Company owned of record or beneficially by such Selling Founder or any securities ultimately convertible into or exercisable for any such shares of capital stock (collectively, the "Sale Shares"), such Selling Founder shall promptly give the Company and the Investor, written notice of such intended disposition (a "Sale Notice") setting forth the terms and conditions thereof, including the number and type of securities to be disposed of, any conditions to such disposition, the proposed timing of such disposition, the consideration to be paid for such securities and the identity of the proposed acquirer. Except as otherwise provided herein, a Selling Founder may not sell, transfer or otherwise dispose of any shares of capital stock of the Company or any securities ultimately convertible into or exercisable for such shares of capital stock unless it delivers to the Company and the Investor a Sales Notice and complies with the provisions of this Section 5 or unless the proposed sale, transfer or disposition is exempt under Section
5.6 hereof from the co-sale rights granted herein.

      5.2. Grant of Co-Sale Rights. The Investor shall have the right, exercisable upon written notice to the Selling Founder within thirty (30) days after receipt of the Selling Founder's Sale Notice, to participate in such sale of the Sale Shares on the same terms and conditions as those set forth in the Sale Notice. The right of participation of the Investor shall be subject to the terms and conditions set forth in this Section 5.2.

            (a) The Investor and the Selling Founder shall each be deemed to own the number of shares of Common Stock that it actually owns plus the number of shares of Common Stock that are issuable upon conversion of any convertible securities of the Company or upon the exercise of any warrants, options or similar rights then owned by it at an exercise price less than the purchase price specified in the Sale Notice.

            (b) The Investor may sell all or any part of a number of Sale Shares equal to the product obtained by multiplying (i) the aggregate number of Sale Shares by (ii) a fraction, the numerator of which is the number of shares of Common Stock of the Company deemed to be owned by the Investor and the denominator of which is the sum of (X) the total number of outstanding shares of Common Stock of the Company deemed to be owned by the Selling Founder and (Y) the total number of outstanding shares of Common Stock of the Company deemed to be owned by the Investor.

            (c) The Investor may effect its participation in the sale by delivering to the Selling Founder for transfer to the acquirer one or more certificates, properly endorsed for transfer, which represent:

                  (i) the number of shares that it elects to sell pursuant to this Section 5.2;

                  (ii) that number of shares of convertible securities of the Company that is at such time convertible into the number of shares of Common Stock that it has elected to sell pursuant to this Section 5.2; provided, however, that if the acquirer objects to the delivery of convertible securities of the Company in lieu of Common Stock, the Investor may, to the extent permitted by the terms of such security, convert and deliver Common Stock as provided in subparagraph (i) above; or

                  (iii) a combination of the foregoing that in the aggregate represents the number of shares of Common Stock to be sold by the Investor.

      5.3. Payment of Proceeds. The stock certificates that the Investor delivers to the Selling Founder pursuant to Section 5.2 shall be transferred by the Selling Founder to the acquirer in consummation of the sale of the Sale Shares pursuant to the terms and conditions specified in the Sale Notice, and the Selling Founder shall promptly thereafter remit to the Investor that portion of the sale proceeds to which the Investor is entitled by reason of its participation in such sale.

      5.4. Non-Exercise. The exercise or non-exercise of the rights of the Investor hereunder to participate in one or more sales of Sale Shares made by the Selling Founder shall not adversely affect its right to participate in subsequent sales by the Selling Founder. In the event the Investor elects not to exercise its co-sale rights hereunder with respect to a disposition, the Selling Founder that sent the Sale Notice regarding such disposition may consummate such disposition in accordance with the terms specified in the Sale Notice but only within 90 days after the expiration of the Investor's co-sale rights.

      5.5. Prohibited Transfers. In the event a Founder should sell any Sale Shares of the Company in contravention of the co-sale rights of the Investor under this Agreement (a "Prohibited Transfer"), the Investor shall have the put option provided in this Section 5.5. In the event of a Prohibited Transfer, the Investor shall have the option to sell to the Selling Founder a number of shares of Common Stock of the Company (either directly or through delivery of convertible securities) equal to the number of shares that the Investor would have been entitled to sell had such Prohibited Transfer been effected in accordance with Section 5.2 hereof, on the following terms and conditions:

            (a) The price per share at which the shares are to be sold to the Selling Founder shall be equal to the price per share paid to the Selling Founder by the third-party acquiror or acquirer of the Selling Founder's Sale Shares in the disposition referenced in the Sale Notice.

            (b) The Investor shall deliver to the Founder, within 30 days after it has received notice from the Selling Founder or otherwise become aware of the Prohibited Transfer, the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.

            (c) The Selling Founder shall, upon receipt of the certificates for the repurchased shares, pay the aggregate purchase price therefor, by certified check or bank draft made payable to the order of the Investor, and shall reimburse the Investor for any additional expenses reasonably incurred, including reasonable legal fees and expenses, incurred in effecting such purchase and resale.

      5.6. Exempt Transfers. The provisions of this Section 5 shall not apply to
(i) transfers by the Founders of an aggregate of 20% of the capital stock held by the Founders as of the date hereof, or (ii) any transfer by a Selling Founder to the ancestors, descendants, siblings or spouse of the Selling Founder or to trusts for the benefit of such persons or the Founder; provided that in each of the foregoing cases the transferee shall furnish the Stockholders and the Company with a written agreement to be bound by and comply with all provisions of this Agreement. Such transferred stock shall remain subject to the provisions of this Agreement, and such transferee shall be treated as a "Stockholder" (and a transferee of a Founder shall be treated as a "Founder") for the purposes of this Agreement.

6. LEGEND REQUIREMENTS

      6.1. Legend. Each certificate representing the shares of capital stock (or securities convertible into or exercisable for shares of capital stock) of the Company owned by the Stockholders shall be endorsed with the following legend:

      "THE SALE OR TRANSFER, THE VOTING AND CERTAIN OTHER RIGHTS RELATING TO THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN INVESTOR RIGHTS AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY."

      6.2. Removal. The legend set forth in Section 6.1 hereof shall be removed upon termination of this Agreement in accordance with the provisions of Section 9.1.

      6.3. Securities Act Legend. For as long as appropriate under applicable law, each certificate representing the shares of capital stock (or securities convertible into or exercisable for shares of capital stock) of the Company owned by the Investor shall be endorsed with the following legend:

      "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT

      AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE ACT OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT."

7. DIRECTORS

      7.1. Election. Until such time as the number of Common Share Equivalents held by the Investor and its affiliates equals less than 2% of the fully diluted outstanding shares of Common Stock, the Investor shall have the right to designate one director of the Company (the "Series A Director") or, at its option, one Board observer (the "Board Observer"); provided that the person so designated shall be consented to by a majority of the Board (not including such designee), which consent shall not be unreasonably withheld. Each of the Founders shall vote his shares of Common Stock in favor of such designee.

      7.2. Removal; Confidentiality Agreement. Any Series A Director may be removed during his or her term of office, either with or without cause, by, and only by, the affirmative vote or written consent of the holders of a majority of the then-outstanding Series A Preferred Stock, voting or consenting as a separate class. Any vacancy of a Series A Director position shall be filled only by the affirmative vote or written consent of the Holders, voting as a separate class. Each Series A Director shall execute and deliver a confidentiality agreement relating to information obtained by such director in his or her capacity as a director of the Company in the form of Exhibit B.

      7.3. Board Observer. The Board Observer, if any, shall be entitled to attend and participate in all meetings of the Board and to receive upon issuance to the members of the Board any materials, including financial statements, prepared for the members of the Board. The Board Observer shall have no duties, responsibilities or liability by virtue of the Board Observer's attendance at any Board meetings or committee meetings or the failure to attend such meetings. Each Board Observer shall also execute and deliver a confidentiality agreement relating to information obtained by such observer in his or her capacity as a board observer in the form of Exhibit B.

8. CONFIDENTIALITY OF AGREEMENTS

            (a) Neither party shall make any press release about or other public statement or announcement concerning, or disclose to any third party the existence or dislcose any of the terms and conditions of, this Agreement, the Related Agreements or any commercial arrangement between the parties without the prior written consent of the other party.

            (b) The foregoing notwithstanding, however, (i) a party may make any disclosure to its Affiliates and to its directors, officers, employees, attorneys and accountants, and to the underwriters engaged by the Company in connection with any offering of its securities, whose duties reasonably require familiarity with such matters, provided that such persons (including any such underwriters) are bound to maintain the confidentiality of such matters, and (ii) a party may make such disclosure as may be required by applicable law or regulation, in which case the disclosing party shall give the other party prompt advance notice of such disclosure so that the other party has the opportunity if it so desires to seek a protective order or other appropriate remedy; provided that, in connection with any offering of securities of the Company, the Company shall provide in advance to the Investor for review the form and content of any disclosure of any of such matters that may be required by law or regulation and, to the extent consistent with its disclosure obligations under applicable law, the Company shall include such modifications to such disclosure as may be reasonably requested by the Investor (except that the Company may file any of the Agreements as an exhibit to its registration statement if any of the Agreements would constitute a "material agreement" under applicable law or regulation and the Company shall use its best efforts to obtain confidential treatment of the portions of any such Agreements that meet the Securities and Exchange Commission qualifications for confidential treatment if so requested by Investor).

9. MISCELLANEOUS PROVISIONS

      9.1. Termination. Except as otherwise provided herein, the rights and obligations of the Company and the Stockholders under this Agreement shall terminate as to any specific Stockholder at such time as such Stockholder shall no longer own shares of Common Stock or securities of the Company convertible or exercisable for shares of Common Stock.

      9.2. Notices. All notices, requests and other communications hereunder shall be in writing and shall be deemed to have been duly given at the time of receipt if delivered by hand or by facsimile transmission or three days after being mailed, registered or certified mail, return receipt requested, with postage prepaid, to the address or facsimile number (as the case may be) listed below the signature of each Party on such Party's signature page hereto if any Party shall have designated a different address or facsimile number by notice to the other Parties given as provided above, then to the last address or facsimile number so designated.

      9.3. Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed and interpreted in such manner as to be effective and valid under applicable law.

      9.4. Waiver or Modification. Any amendment or modification of this Agreement shall be effective only if evidenced by a written instrument executed by the Company and by Investors that hold a majority of the total Common Share Equivalents held by all of the Investors.

      9.5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia without regard to the principles of conflicts of laws thereof.

      9.6. Attorneys' Fees. In the event of any dispute involving the terms hereof, the prevailing parties shall be entitled to collect legal fees and expenses from the other party to the dispute.

      9.7. Further Assurances. Each Party agrees to act in accordance herewith and not to take any action that is designed to avoid the intention hereof.

      9.8. Successors and Assigns. This Agreement and the rights and obligations of the Parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives. Each Stockholder may assign its rights hereunder to (i) any transferee of Shares held by such Stockholder or (ii) the ancestors, descendants, siblings or spouse of such Stockholder or to trusts for the benefit of such persons or such Stockholder; provided that in each of the foregoing cases, the transferee shall furnish the other Stockholders and the Company with a written agreement to be bound by and comply with all provisions of this Agreement. Such transferee shall be treated as a "Stockholder" (and a transferee of a Founder shall be treated as a "Founder") for the purposes of this Agreement.

      9.9. Aggregation of Stock. For purposes of determining the availability of any rights under this Agreement, the number of shares of Common Stock or other securities of the Company deemed to be owned by a Stockholder or other Person shall include all such shares or other securities owned by such Stockholder or other Person, such Stockholder's (or other Person's) Affiliates and their respective partners, members, or shareholders, and any other person or entity that acquires any such shares or other securities from any of the foregoing by gift, will or intestate succession.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                            [Company Signature page]

      IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement as of the day and year first above written.

                                        RTS WIRELESS, INC.


                                        By: /s/ Spencer Kravitz
                                           -------------------------------------
                                        Name: Spencer Kravitz

                                        Title: Executive VP and COO

                                        Address for Notice:

                                        RTS Wireless, Inc.
                                        51 East Bethpage Road
                                        Plainview, New York 11803
                                        Facsimile No.: 516-939-6189
                                        Attn: Mr. Alvin L. Ring,
                                        Chief Executive Officer

                                        With a copy to:

                                        Parker Chapin LLP
                                        The Chrysler Building
                                        405 Lexington Avenue
                                        New York, New York 10174
                                        Facsimile No.: 212-704-6288
                                        Attn: James Alterbaum, Esq.

                            [Investor Signature page]

      IN WITNESS WHEREOF, the undersigned Investor has executed this Agreement as of the day and year first above written.

                                        AMERICA ONLINE, INC.


                                        By: /s/ Lynda Clerizio
                                           -------------------------------------
                                        Name: Lynda Clerizio

                                        Title: Vice President

                                        Address for Notice:
                                        2200 AOL Way
                                        Dulles, Virginia 20166
                                        Facsimile No.: 703-265-2208
                                        Attn: General Counsel

                                        With a copy to:
                                        Arnold & Porter
                                        555 12th Street N.W.
                                        Washington, D.C. 20004
                                        Facsimile No.: 202-942-5999
                                        Attn: Robert B. Ott

                          [Stockholder Signature page]

      IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement as of the day and year first above written.


                                        /s/ Alvin L. Ring
                                        ----------------------------------------
                                        Alvin L. Ring

                                        Address for Notice:

                                        c/o RTS Wireless, Inc.
                                        51 East Bethpage Road
                                        Plainview, New York 11803
                                        Facsimile No.: 516-939-6189

                          [Stockholder Signature page]

      IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement as of the day and year first above written.


                                        /s/ Spencer Kravitz
                                        ----------------------------------------
                                        Spencer Kravitz

                                        Address for Notice:

                                        c/o RTS Wireless, Inc.
                                        51 East Bethpage Road
                                        Plainview, New York 11803
                                        Facsimile No.: 516-939-6189

                          [Stockholder Signature page]

      IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement as of the day and year first above written.


                                        /s/ Jay Moskowitz
                                        ----------------------------------------
                                        Jay Moskowitz

                                        Address for Notice:

                                        c/o RTS Wireless, Inc.
                                        51 East Bethpage Road
                                        Plainview, New York 11803
                                        Facsimile No.: 516-939-6189

                          [Stockholder Signature page]

      IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement as of the day and year first above written.


                                        /s/ Bruce Laskin
                                        ----------------------------------------
                                        Bruce Laskin

                                        Address for Notice:

                                        c/o RTS Wireless, Inc.
                                        51 East Bethpage Road
                                        Plainview, New York 11803
                                        Facsimile No.: 516-939-6189


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

                                    EXHIBIT A

                               CERTAIN DEFINITIONS

      For purposes of the Agreement to which this Exhibit A is attached, the following terms have the following meanings:

      "Affiliate" of any Person (the "Subject Person") means any Person that Controls, is Controlled by or is under common Control with the Subject Person.

      "Business Day" means any day other than a Saturday, Sunday or other day on which the national or state banks located in the State of New York or the Commonwealth of Virginia are authorized to be closed.

      "Common Share Equivalents" means all shares of Common Stock that are issued and outstanding or are issuable upon the exchange, exercise or conversion of any other security of the Company. The number of Common Share Equivalents owned by a Person shall equal the sum of the number of shares of Common Stock owned by such Person plus the number of shares of Common Stock issuable upon the exchange, exercise or conversion of any other security of the Company owned by such Person.

      "Common Stock" means the common stock, par value $.01 per share, of the Company.

      "Control" and derivatives thereof mean the power to control the management and policies of the Controlled Person whether by ownership of voting securities, contract or otherwise.

      "GAAP" means United States generally accepted accounting principles consistently applied.

      "Person" means any individual, entity or governmental body.

      "Qualified Initial Public Offering" means a public offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, that (a) has (x) a public offering price that, (y) when mulitplied by the sum of the number of shares of Common Stock outstanding after such offering and the number of shares of Common Stock issuable pursuant to all outstanding options, warrants or other securities then outstanding (including shares issuable pursuant to any underwriter's over-allotment option and any options outstanding under any stock option plan or program of the Company), (z) results in a product of not less than $350,000,000 and (b) is underwritten by one or more nationally recognized investment banking firms or a syndicate managed or co-managed by one or more nationally recognized investment banking firms that results in (i) the Company receiving at least $25 million in gross proceeds and (ii) the Common Stock being traded on the New York Stock Exchange or


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

the Nasdaq National Market; provided, however, that, if the Company's initial public offering does not qualify as a Qualified Initial Public Offering then a Qualified Initial Public Offering shall be deemed to have occurred on the last day of the first period of 20 consecutive trading days on which the Common Stock is traded on the New York Stock Exchange or the Nasdaq National Market that occurs after the Company's initial public offering on which the last trade in the Common Stock occurred at (I) a price that, (II) when multiplied by the sum of the number of shares of Common Stock outstanding on such day and the number of shares of Common Stock issuable pursuant to all outstanding options, warrants or other securities then outstanding (including shares issuable pursuant to any underwriter's over-allotment option and any options outstanding under any stock option plan or program of the Company), (III) results in a product of not less than $450,000,000.


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